SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 1999

                                      BSMS

                                  (Depositor)

               (Issuer in respect of SERIES 1999-1, SERIES 99-1 )

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BSMS
                                 SERIES 1999-1
                                  SERIES 99-1

On September 25, 1999, The Bank of New York, as Trustee for BSMS, SERIES 1999-1 SERIES 99-1 , made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 1999, among BSMS as Depositor, BEAR STEARNS ASSET BACKED SECURITIES, INC.,, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BSMS, SERIES 1999-1 SERIES 99-1 relating to the distribution date of September 25, 1999 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 1999


                                      BSMS


                          By: /s/ Kelly A. Sheahan
                              ------------------------------
                          Name:   Kelly A. Sheahan
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 1999